                                                                   EHHIBIT 10.23

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This Amendment to the Employment Agreement (the "Agreement") dated as of September 19, 1991 by and between Custom Chrome Holdings, Inc., a Delaware corporation ("CCH"), and Ignatius J. Panzica (the 'Senior Executive") is made as of this ___ day of February 1994, by and between Custom Chrome, Inc., a Delaware corporation (the "Company") and successor in interest to CCH and the Senior Executive. All capitalized terms that are not defined herein shall have the meanings set forth in the Agreement (except that all references to "Holdings" shall hereinafter refer to the Company).

     In consideration of good and valuable benefits to be received by the Company, intending to be legally bound hereby and acknowledging that the Senior Executive will act in reliance upon the provisions hereof, the Company and the Senior Executive agree to amend the Agreement as follows:

     1. Subsection 2(a) of the Agreement is hereby amended to read in its entirety as follows:

          "(a) The Senior Executive shall be employed pursuant to the terms of this Agreement as the Company's President, Chief Executive Officer and a Director. The salary to be paid to the Senior Executive shall be $25,000 per month effective as of February 1, 1994. The salary will be reviewed and adjusted as deemed appropriate in the sole discretion of the Board of Directors. The employment relationship between the Company and Senior Executive shall remain terminable "at will" by either the Company or the Senior Executive at any time for any reason."

     2. Subsection 2(d) of the Agreement is hereby amended to read in its entirety as follows:

          "(d) When the gross amounts paid after February 1, 1991 to the Senior Executive on account of salary (in excess of $25,000.00 per month) and Bonus shall aggregate $6,093,000, no further Bonus shall be paid or payable. Any salary and/or other Bonus payments may be made thereafter only as determined by the Company's Board of Directors."

     3. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

          "3.  Insurance.  Company will maintain throughout the terms of this
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     Agreement life insurance and disability insurance presently held by it, covering the Senior Executive in the maximum amount of all Bonus payments remaining contemplated by this Agreement which insurance may be reduced by the Bonus and salary payments (in excess of $25,000.00 per month) made. Senior Executive shall be the owner and the named beneficiary of such policies."

     4. Except as amended by this Amendment, the Agreement shall remain in full force and effect. The parties acknowledge that any further amendment to the Agreement shall require the consent of the Senior Executive pursuant to
Section 6 of the Agreement.

     5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6. This Amendment shall be construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the Senior Executive has executed this Amendment and the Company has caused this Amendment to be executed by a duly authorized officer on the day and year noted above.

                                        CUSTOM CHROME, INC.
                                         (as successor in interest to Custom
                                          Chrome Holdings, Inc.)


                                        By: /s/ James J. Kelly Jr.
                                           ---------------------------------

                                        Title: Vice President of Finance & CFO
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                                        /s/ Ignatius J. Panzica
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                                        Ignatius J. Panzica

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